                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: February 11, 1999

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                              1-7654                     06-0954158
--------------------------------------------------------------------------------
State of incorporation              (Commission                 (IRS Employer
   of organization                  File Number)             Identification No.)

60 State Street, Boston, MA                                        02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code

Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On February 9, 1999, XTRA Corporation issued a press release disclosing certain financial information for the first fiscal quarter ended December 31, 1998, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)
                                  (Unaudited)

                                                  Three Months
                                                      Ended
                                                   December 31,
                                                1998         1997
                                              --------     --------
Revenues                                      $    123     $    121

Operating expenses
    Depreciation on rental equipment                38           38
    Rental equipment operating expense              29           27
    Selling and administrative expense              11           11
                                              --------     --------
                                                    78           76
                                              --------     --------
        Operating income                            45           45

Interest expense                                    14           15
                                              --------     --------
        Income before provision for income
         taxes and unusual item                     31           30

Unusual item: costs related to terminated
  merger                                             1            -
                                              --------     --------
        Pretax income                               30           30

Provision for income taxes                          12           12
                                              --------     --------
        Net income                            $     18     $     18
                                              ========     ========
Basic earnings per share                      $   1.18     $   1.18
Weighted average basic shares outstanding
  (in millions)                                   15.4         15.3

Diluted earnings per share                    $   1.18     $   1.17
Weighted average basic shares outstanding
  (in millions)                                   15.4         15.4


                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                         December 31,
                                            1998            September 30,
                                         (Unaudited)            1998
                                       ---------------     ---------------
Assets

    Property and Equipment, net           $   1,464           $   1,452

    Receivables, net                            108                 106

    Other Assets                                 20                  17
                                          ---------           ---------
      Total Assets                        $   1,592           $   1,575
                                          =========           =========

Liabilities and Stockholders' Equity

Liabilities

    Debt                                  $     801           $     802

    Deferred Income Taxes                       298                 287

    Other Liabilities                            63                  78

Stockholders' Equity                            430                 408
                                          ---------           ---------

    Total Liabilities & Stockholders'
      Equity                              $   1,592           $   1,575
                                          =========           =========

Net Debt Outstanding                      $     801           $     799
                                          =========           =========

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                   Three Months
                                                 Ended December 31,
                                                1998           1997
                                               -----          -----
Cash Provided from Operations                  $  57          $  61

Cash Used for Investment Activities              (59)           (19)

Cash Provided from/(Used for)
 Financing Activities                              -             (3)
                                               -----          -----

(Increase)/Decrease in Net Debt
 Outstanding (Debt - Cash)                     $  (2)         $  39
                                               =====          =====

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 XTRA CORPORATION
                                     -------------------------------------
                                                   (Registrant)



Date:    February 11, 1999             /s/ Michael J. Soja
      -----------------------------  -------------------------------------
                                           Michael J. Soja
                                           Vice President and
                                           Chief Financial Officer